UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7510

                   ACM Municipal Securities Income Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: October 31, 2004

                      Date of reporting period: April 30, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management




ACM Municipal Securities Income Fund



Closed End

Semi-Annual Report--April 30, 2004

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




June 25, 2004

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Municipal Securities Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2004.

Investment Objective and Policies

The Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2004. For comparison, returns for the Lipper General Municipal Debt Funds (Leveraged) Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

-------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended April 30, 2004

                                           Returns
                                   6 Months      12 Months
                                   -----------------------
ACM Municipal Securities
Income Fund (NAV)                     2.99%        7.73%
Lehman Brothers
Municipal Index                       1.19%        2.68%
Lipper General
Municipal Debt Funds
(Leveraged) Average                   2.21%        4.97%


The Fund's market price per share on April 30, 2004 was $11.55. For additional Financial Highlights, please see pages 21-22.

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of April 30, 2004. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Past performance is no guarantee of future results.

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. For the six- and 12-month periods ended April 30, 2004, the Lipper General Municipal Debt Funds (Leveraged) Average consisted of 65 and 64 funds, respectively. These funds have generally similar investment objectives to ACM Municipal Securities Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including ACM Municipal Securities Income Fund.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ACM Municipal Securities Income Fund o 1


For the six-month period ended April 30, 2004, the municipal bond market posted positive returns even though long municipal rates rose by 0.13%. During this period, the Fund outperformed its benchmark, the Lehman Brothers Municipal Index. The Fund's stronger relative performance was largely the result of certain holdings being advance refunded, as well as its overweight position in corporate-backed bonds. Security selection in the general obligation and tobacco settlement sectors also contributed positively to the Fund's performance. In addition, the Fund's leveraged structure benefited its performance, primarily because of historically low borrowing costs. During the six-month reporting period, the Fund also outperformed its peer group, as represented by the Lipper Average.

Market Review and Investment Strategy

From October 31, 2003 to April 30, 2004, long-term municipal bond yields increased by approximately 13 basis points. Over that time period, the long municipal bond market slightly underperformed the taxable bond market on a pre-tax basis, but outperformed on an after-tax basis. For example, the LB Municipal Index gained 1.19% during the six-month period ended April 30, 2004 while the LB U.S. Aggregate Index, representing taxable bonds, generated a pre-tax return of 1.25% over the same period. The Treasury bond component of the aggregate index posted a lower pre-tax return of 0.75%. As of April 30, 2004, 30-year municipal bonds were yielding approximately 95% of comparable maturity Treasury bonds.

Continued weak economic conditions, as well as minimal concern for inflation, contributed to declining municipal bond yields through early March 2004. As signs of economic recovery emerged in the latter part of March and into early April, municipal bond yields started to rise in concert with taxable yields. In anticipation of a more imminent reaction by the U.S. Federal Reserve to the stronger economic indicators, the market began to push shorter maturity bond yields higher at a faster pace than longer maturity bonds. As a result, the difference between 30-year and five-year short-term municipal bond yields declined by 0.43%. The yield curve, a plot of bond yields sorted by ascending maturity, normally slopes upward for longer maturity bonds. When the difference in yield between short- and long-term bonds declines, the change in the shape of the curve is referred to as a "flattening." When the curve flattens, the cost, as measured by the decline in yield, of reducing interest rate sensitivity by moving from longer maturity bonds to shorter maturity bonds, declines.

The prolonged low rate environment has resulted in an increased demand for lower-rated bonds that carry higher yields. As demand for those higher yielding bonds increased, the incremental difference in yield compared to better quality bonds declined. As a result, higher yielding bonds, in general, generated strong relative performance over the period.

Given their lower credit profiles, the health care and industrial development sectors led the market in performance


-------------------------------------------------------------------------------
2 o ACM Municipal Securities Income Fund


over the past six months. Two of the weakest performing sectors, pre-refunded bonds and housing bonds, were high credit quality sectors. Pre-refunded bonds typically have very short effective maturities so rising short-term rates hurt the performance of those securities. Continued concerns regarding increased refinancing activity limited price improvement in municipal housing bonds. Municipal housing bonds are secured by homeowners' mortgages. As homeowners prepay their mortgages, municipal housing bonds are redeemed at par (100% of face value). Typically, lower yields cause bond prices to increase, but if the market anticipates that a bond may be redeemed in the near term, it is unlikely to value the bonds at a price much above par.

-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 3


PORTFOLIO OF INVESTMENTS
April 30, 2004 (unaudited)

                                           Standard   Principal
                                           & Poor's    Amount
                                            Rating      (000)         Value
-------------------------------------------------------------------------------

Long-Term Municipal Bonds-171.3%

Alabama-3.6%
Jefferson Cnty Wtr and Swr Rev
  FGIC Ser 02B
  Prerefunded 8/01/12 @ 100
  5.00%, 2/01/41                            AAA      $ 1,535     $    1,660,778
Jefferson Cnty Wtr and Swr Rev
  FGIC Ser 02B
  5.00%, 2/01/41                            AAA        2,465          2,694,319
                                                                 --------------
                                                                      4,355,097
                                                                 --------------

Alaska-4.7%
Alaska International Airport
  MBIA Ser 03B
  5.00%, 10/01/26                           AAA        1,000            995,950
Alaska Muni Bond Bank Auth
  MBIA Ser 03E
  5.25%, 12/01/26                           AAA        3,000          3,079,350
Alaska Muni Bond Bank Auth
  MBIA Ser 04G
  5.00%, 2/15/22                            AAA        1,585          1,610,629
                                                                 --------------
                                                                      5,685,929
                                                                 --------------

Arizona-1.3%
Arizona Cap Facs Fin Corp
  (Arizona St Univ Proj)
  6.25%, 9/01/32(a)                        Baa3        1,550          1,606,869
                                                                 --------------

California-15.5%
Burbank Redev Agy
  FGIC Ser 03
  5.625%, 12/01/28                          AAA        1,660          1,760,131
California Dept of Wtr
  Ser 02A
  5.375%, 5/01/22(a)                         A3        2,000          2,050,840
California St
  General Obligation Ser 03
  5.00%, 2/01/32                            BBB        2,450          2,319,807
  5.00%, 2/01/33                            BBB        1,100          1,040,644
California St
  General Obligation Ser 04
  5.00%, 2/01/33                            BBB        1,000            946,040
Golden St
  Tobacco Settlement XLCA
  Ser 03B
  5.50%, 6/01/33                            AAA        3,000          3,097,170


-------------------------------------------------------------------------------
4 o ACM Municipal Securities Income Fund


                                           Standard   Principal
                                           & Poor's    Amount
                                            Rating      (000)         Value
-------------------------------------------------------------------------------

Golden St
  Tobacco Settlement RADIAN
  Ser 03B
  5.50%, 6/01/43                             AA      $ 3,000     $    3,004,110
Pomona Lease Rev
  AMBAC Ser 03
  5.50%, 6/01/24                            AAA        1,465          1,552,563
  5.50%, 6/01/34                            AAA        3,000          3,140,160
                                                                 --------------
                                                                     18,911,465
                                                                 --------------

Colorado-0.8%
Colorado Toll Rev
  (Hwy E-470) Ser 00
  Zero coupon, 9/01/35                     BBB-       10,000            983,600
                                                                 --------------

Connecticut-7.2%
Connecticut Gaming Auth
  (Mohegan Tribe) Ser 01
  6.25%, 1/01/31(b)                        BBB-        3,000          3,136,860
Connecticut St General Obligation

  MBIA Ser 412
  8.64%, 12/01/11(b)(c)                     AAA        5,000          5,625,900
                                                                 --------------
                                                                      8,762,760
                                                                 --------------

District of Columbia-4.8%
District of Columbia
  Tobacco Settlement Ser 01
  6.75%, 5/15/40                            BBB        6,320          5,805,173
                                                                 --------------

Florida-17.0%
Collier Cnty Hlth Fac Rev
  (The Moorings Proj) Ser 94
  7.00%, 12/01/19                            A-        2,000          2,093,620
Florida Hsg Fin Corp Rev MFHR

  (Westlake Apts) FSA
  Ser 02-D1 AMT
  5.40%, 3/01/42                            AAA        8,780          8,846,113
Florida Hsg Fin Corp Rev MFHR
  (Westminster Apts) FSA
  Ser 02-E1 AMT
  5.40%, 4/01/42                            AAA        2,850          2,875,764
Lee Cnty Hlth Fac Rev
  (Shell Point Village Proj) Ser 99A
  5.50%, 11/15/29                          BBB-        3,670          3,449,910
Miami Beach Hlth Fac Rev
  (Mount Sinai Med Ctr)
  6.75%, 11/15/24(b)                         BB        2,000          1,963,040


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 5


                                           Standard   Principal
                                           & Poor's    Amount
                                            Rating      (000)         Value
-------------------------------------------------------------------------------
Orange Cnty Hlth Fac Rev
  (Orlando Regl Healthcare) Ser 02
  5.75%, 12/01/32                            A-      $ 1,400     $    1,431,276
                                                                 --------------
                                                                     20,659,723
                                                                 --------------
Hawaii-2.5%
Hawaii Elec Rev
  XLCA Ser 03B AMT
  5.00%, 12/01/22                           AAA        3,000          2,989,110
                                                                 --------------

Illinois-7.0%
Chicago Arpt Rev
  (O'Hare Intl Arpt) XLCA Ser B-1
  5.25%, 1/01/34                            AAA        3,100          3,144,330
Chicago Hsg Agy SFMR
  (Mortgage Rev) GNMA/FNMA
  Ser 02B AMT
  6.00%, 10/01/33                           AAA          710            757,975
Cook Cnty Sch Dist
  FSA Ser 04
  4.60%, 12/01/20(e)                        AAA        1,000            837,180
Illinois Dev Fin Auth Gas Rev
  (Peoples Gas Light) AMBAC Ser 03
  5.00%, 2/01/33                            AAA        2,000          1,969,920
Metropolitan Pier & Exposition Rev
  (McCormick Pl) MBIA Ser 02A
  5.25%, 6/15/42                            AAA        1,750          1,770,108
                                                                 --------------
                                                                      8,479,513
                                                                 --------------

Indiana-7.0%
Indiana Bd Bk Rev
  FSA Ser 04B
  5.00%, 2/01/21                            AAA        1,100          1,127,203
Warrick Cnty Poll Ctl Rev
  (Southern IN Gas & Electric)
  Ser 93B AMT
  6.00%, 5/01/23                             A-        7,290          7,392,060
                                                                 --------------
                                                                      8,519,263
                                                                 --------------

Louisiana-0.1%
Calcasieu Parish Hsg Agy SFMR
  (Mortgage Rev) GNMA
  Ser 97A AMT
  6.40%, 4/01/32(a)                         Aaa           95             97,479
                                                                 --------------

Maine-0.9%
Jay Solid Waste Disp Rev
  (International Paper Co)
  Ser 99B AMT
  6.20%, 9/01/19                            BBB        1,000          1,065,440
                                                                 --------------


-------------------------------------------------------------------------------
6 o ACM Municipal Securities Income Fund


                                           Standard   Principal
                                           & Poor's    Amount
                                            Rating      (000)         Value
-------------------------------------------------------------------------------

Massachusetts-11.8%
Mass General Obligation Ser 02
  Prerefunded 11/01/12 @ 100
  5.25%, 11/01/30                           AA-      $ 3,310     $    3,657,980
Mass General Obligation Ser 02
  5.25%, 11/01/30                           AA-        1,690          1,848,421
Mass Hlth & Ed Fac Hosp Rev
  (New England Med Ctr) MBIA
  Ser 94
  9.48%, 7/01/18(c)                         AAA        5,000          5,247,300
Mass Hsg Fin Agy MFHR
  (Rental Rev) AMBAC Ser 00A AMT
  6.00%, 7/01/41                            AAA        2,965          3,086,624
Mass Hsg Fin Agy MFHR
  (Rental Rev) MBIA Ser 00H AMT
  6.65%, 7/01/41                            AAA          545            581,956
                                                                 --------------
                                                                     14,422,281
                                                                 --------------

Michigan-5.9%
Michigan St Hosp Rev
  (Trinity Hlth) Ser 00A
  6.00%, 12/01/27                           AA-        3,000          3,190,950
Saginaw Hosp Fac Rev
  (Covenant Med Ctr) Ser 00F
  6.50%, 7/01/30                              A        3,775          4,049,631
                                                                 --------------
                                                                      7,240,581
                                                                 --------------

Minnesota-1.9%
Bass Brook Poll Ctl Rev
  (Minnesota Pwr & Light Co) Ser 92
  6.00%, 7/01/22                              A        2,250          2,264,423
                                                                 --------------

Mississippi-7.6%
Adams Cnty Poll Ctl Rev
  (International Paper Co) Ser 99 AMT
  6.25%, 9/01/23                            BBB        5,000          5,244,550
Gulfport Hosp Fac Rev
  (Mem Hosp at Gulfport Proj)
  Ser 01A
  5.75%, 7/01/31(a)                          A2        4,000          4,053,440
                                                                 --------------
                                                                      9,297,990
                                                                 --------------

Nevada-1.7%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj)
  RADIAN Ser 03A
  5.00%, 9/01/23                             AA        2,100          2,051,532
                                                                 --------------

New Jersey-3.1%
New Jersey St Edl Facs
  AMBAC Ser 02A-213
  9.32%, 9/01/21(a)(b)(c)                   Aaa        3,400          3,750,336
                                                                 --------------


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ACM Municipal Securities Income Fund o 7


                                           Standard   Principal
                                           & Poor's    Amount
                                            Rating      (000)         Value
-------------------------------------------------------------------------------

New Mexico-0.6%
Dona Ana Cnty Tax Rev
  AMBAC Ser 03
  5.25%, 5/01/25(a)                         Aaa      $   750     $      769,448
                                                                 --------------
New York-10.4%
New York City
  General Obligation Ser 04I
  5.00%, 8/01/21                              A        3,300          3,312,870
New York City Indl Dev Agy Rev
  (Terminal One Group) Ser 94 AMT
  6.125%, 1/01/24(a)                         A3        8,100          8,282,898
New York City Indl Dev Agy Rev
  (British Airways) Ser 98 AMT
  5.25%, 12/01/32                           BB+        1,500          1,103,430
                                                                 --------------
                                                                     12,699,198

                                                                 --------------

North Dakota-2.5%
North Dakota Hsg Fin Agy SFMR
  (Mortgage Rev) Ser 98E AMT
  5.25%, 1/01/30(a)                         Aa2        3,070          3,025,516
                                                                 --------------

Ohio-10.8%
Cuyahoga Cnty Hosp Fac Rev
  (University Hosp Hlth) Ser 00
  7.50%, 1/01/30                            BBB        2,400          2,633,136
Fairfield Cnty Hosp Fac Rev
  (Fairfield Med Ctr Proj) RADIAN
  Ser 03
  5.00%, 6/15/23                             AA        1,255          1,248,825
Ohio Hsg Fin Agy MFHR
  (Mortgage Rev) GNMA Ser 97 AMT
  6.15%, 3/01/29(a)                         Aaa        4,945          5,059,081
Ohio State Wtr Dev Auth
  (North Star) Ser 95 AMT
  6.45%, 9/01/20                             A+        4,075          4,250,795
                                                                 --------------
                                                                     13,191,837
                                                                 --------------

Pennsylvania-7.6%
Pennsylvania Parking Fac Rev
  (30th St Station) ACA Ser 02 AMT
  5.875%, 6/01/33                             A        2,050          2,107,154
Pennsylvania Hsg Fin Agy SFMR
  (Mortgage Rev) Ser 99-68A AMT
  6.15%, 10/01/30                           AA+        7,000          7,170,450
                                                                 --------------
                                                                      9,277,604
                                                                 --------------
South Carolina-0.4%
Richland Lexington Arpt Rev
  (Columbia Met Arpt)
  FSA Ser 04 AMT
  5.125%, 1/01/25                           AAA          500            484,950
                                                                 --------------

-------------------------------------------------------------------------------
8 o ACM Municipal Securities Income Fund


                                           Standard   Principal
                                           & Poor's    Amount
                                            Rating      (000)         Value
-------------------------------------------------------------------------------

Tennessee-9.1%
Tenn Ed Loan Rev
  (Educational Funding of South)
  Ser 97B AMT
  6.20%, 12/01/21(a)                        Aa2      $10,600     $   11,046,790
                                                                 --------------

Texas-13.0%
Dallas TX Arpt Rev
  (Fort Worth Intl Arpt) MBIA
  Ser 03A AMT
  5.25%, 11/01/25                           AAA        2,000          2,016,340
Harris Cnty
  Ser 03
  5.00%, 10/01/23                           AA+        1,950          1,996,956
Harris Cnty Toll Rev
  FSA Ser 02
  5.125%, 8/15/32                           AAA        5,000          5,021,350
Lower Colorado Riv Auth
  AMBAC Ser 03
  5.25%, 5/15/25                            AAA        1,800          1,846,818
Lower Colorado Riv Auth
  MBIA Ser 02
  5.00%, 5/15/31                            AAA        3,000          2,977,950
Matagorda Cnty Rev
  (Centerpoint Energy Houston
  Electric LLC)
  Ser 04

  5.60%, 3/01/27                            BBB        1,000            999,910
Seguin Ed Fac Rev
  (Texas Lutheran Univ) Ser 04
  5.25%, 9/01/28                           BBB-        1,000            928,960
                                                                 --------------
                                                                     15,788,284
                                                                 --------------

Utah-2.1%
Salt Lake City Wtr Rev
  AMBAC Ser 04
  5.00%, 7/01/23(a)                         Aaa        1,500          1,518,975
Davis Cnty Sales Tax Rev
  AMBAC Ser 03B
  5.25%, 10/01/23                           AAA        1,005          1,037,070
                                                                 --------------
                                                                      2,556,045
                                                                 --------------

Washington-7.4%
Pilchuck Dev Pub Corp Spec Fac
  (BF Goodrich) Ser 93 AMT
  6.00%, 8/01/23                           BBB-        7,500          7,508,025
Seattle Hsg Auth Rev MFHR
  (Wisteria Ct Proj) GNMA Ser 03
  5.20%, 10/20/28(a)                        Aaa        1,475          1,491,476
                                                                 --------------
                                                                      8,999,501
                                                                 --------------

Wisconsin-3.0%
Wisconsin General Obligation Ser 03
  5.00%, 11/01/26                           AA-        3,700          3,704,403
                                                                 --------------


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ACM Municipal Securities Income Fund o 9


                                                                      Value
-------------------------------------------------------------------------------

Total Investments-171.3%
  (cost $203,289,172)                                            $  208,492,140
Other assets less liabilities-2.6%                                    3,207,245
Preferred Stock, at redemption
  value-(73.9)%                                                     (90,000,000)
                                                                 --------------

Net Assets Applicable to Common
  Shareholders-100%(f)                                           $  121,699,385
                                                                 --------------

INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                              Rate Type
                                      -------------------------
                                      Payments      Payments
    Swap       Notional  Termination   made by     received by     Unrealized
Counterparty    Amount      Date       the Fund     the Fund      Depreciation
-------------------------------------------------------------------------------
                                                 BMA* Municipal
 J.P. Morgan  $3,400,000  11/18/2004   1.297%     Swap IndexTM     $ (4,163)
                                                 BMA* Municipal
 J.P. Morgan   5,000,000    7/8/2005   1.257      Swap IndexTM         (579)
                                                                   ---------
                                                                   $ (4,742)

*  BMA (Bond Market Association)


(a)  Moody's or Fitch Rating.
(b)  Private Placement.
(c) Inverse Floater Security-Security with variable interest rate that moves in the opposite direction of short-term interest rates.
(d)  Variable rate coupon, rate shown as of April 30, 2004.
(e)  Initial yield is presented. Interest rate after 12/01/07 will be 5.00%.
(f) Portfolio percentages are calculated based on net assets applicable to common shareholders.

     Glossary of Terms:
     ACA    - American Capital Access (Financial Guaranty Corporation)
     AMBAC  - American Municipal Bond Assurance Corporation
     AMT    - Alternative Minimum Tax
     FGIC   - Financial Guaranty Insurance Company
     FNMA   - Federal National Mortgage Association
     FSA    - Financial Security Assurance, Inc.
     GNMA   - Government National Mortgage Association
     MBIA   - Municipal Bond Investors Assurance Corporation
     MFHR   - Multi-Family Housing Revenue
     RADIAN - Radian Group, Inc.
     SFMR   - Single Family Mortgage Revenue
     XLCA   - XL Capital Assurance, Inc.


  See notes to financial statements.


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10 o ACM Municipal Securities Income Fund


STATEMENT OF ASSETS & LIABILITIES
April 30, 2004 (unaudited)


Assets
Investments in securities, at value (cost $203,289,172)         $ 208,492,140
Interest receivable                                                 3,778,067
Receivable for investment securities sold                           2,015,440
Prepaid expenses                                                       52,872
Total assets                                                      214,338,519

Liabilities
Due to custodian                                                    1,883,446
Unrealized depreciation of swap contracts                               4,742
Payable for investment securities purchased                           508,930
Advisory fee payable                                                  102,901
Administrative fee payable                                             26,345
Dividend payable--preferred shares                                     10,037
Accrued expenses and other liabilities                                102,733
Total liabilities                                                   2,639,134

Preferred Stock, at redemption value
  $.01 par value per share; 3,600 shares
  Auction Preferred Stock authorized,
  issued and outstanding at $25,000
  per share liquidation preference                                 90,000,000

Net Assets Applicable to Common Shareholders                    $ 121,699,385
Composition of Net Assets Applicable to
Common Shareholders
Common Stock, $.01 par value per share;
  99,996,400 shares authorized,
  11,107,575 shares issued and outstanding                      $     111,076
Additional paid-in capital                                        140,477,630
Undistributed net investment income                                   764,284
Accumulated net realized loss on investment transactions          (24,851,831)
Net unrealized appreciation of investments                          5,198,226

Net Assets Applicable to Common Shareholders                    $ 121,699,385

Net Asset Value Applicable to Common Shareholders
  (based on 11,107,575 common shares outstanding)                      $10.96


See notes to financial statements.


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 11


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (unaudited)

Investment Income
Interest                                                           $ 6,039,051

Expenses
Advisory fee                                  $ 542,115
Administrative fee                              162,634
Auction Preferred Stock--auction
  agent's fees                                  113,554
Audit and legal                                  60,636
Custodian                                        55,645
Printing                                         20,884
Registration fees                                17,112
Directors' fees and expenses                     13,525
Transfer agency                                  13,189
Miscellaneous                                    23,388
Total expenses                                                       1,022,682
Net investment income                                                5,016,369

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized loss on:
  Investment transactions                                             (820,532)
  Swap transactions                                                     (2,245)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                           73,909
  Swaps                                                                 (4,742)
Net loss on investment transactions                                   (753,610)

Dividends to Auctioned Preferred
Shareholders from
Net investment income                                                 (442,315)

Net Increase in Net Assets Applicable
  to Common Shareholders Resulting
  from Operations                                                  $ 3,820,444



See notes to financial statements.


-------------------------------------------------------------------------------
12 o ACM Municipal Securities Income Fund


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

Statement of Changes in Net Assets

                                             Six Monthss
                                                Ended             Year Ended
                                            April 30, 2004        October 31,
                                              (unaudited)             2003
                                            -------------        --------------

Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                     $   5,016,369           $  10,678,570
Net realized loss on investment
  transactions                                 (822,777)             (4,988,518)
Net change in unrealized
  appreciation/depreciation
  of investments                                 69,167               6,318,119

Dividends to Auction Preferred
Shareholders from
Net Investment Income                          (442,315)             (1,026,752)
Net increase in net assets
  applicable to common shareholders
  resulting from operations                   3,820,444              10,981,419

Dividends and Distributions to
Common Shareholders from
Net investment income                        (4,823,288)             (8,802,335)

Common Stock Transactions
Reinvestment of dividends resulting in the
  issuance of common stock                      379,788                 820,580
Total increase (decrease)                      (623,056)              2,999,664

Net Assets Applicable to Common
Shareholders
Beginning of period                         122,322,441             119,322,777

End of period (including undistributed
  net investment income of $764,284
  and $1,013,518, respectively)           $ 121,699,385           $ 122,322,441


See notes to financial statements.


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 13


NOTES TO FINANCIAL STATEMENTS
April 30, 2004 (unaudited)

NOTE A

Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including


-------------------------------------------------------------------------------
14 o ACM Municipal Securities Income Fund


mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies. The Fund fair values a security that it holds when a significant event (e.g., an earthquake or a major terrorist attack) occurs after the time that the latest market quotation was established, and, as a result, such market quotation cannot be said to represent the current market value of the security as of the time the Fund prices its shares. Fair valuing securities is imprecise, and there is no assurance that the Fund could dispose of the security at the price used for determining the Fund's net asset value.


2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly.


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 15


Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2004, there was no reimbursement paid to AGIS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee at an annual rate of .15 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly. The Administrator has engaged Prudential Investments LLC (the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annual rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2004, were as follows:

                                                 Purchases            Sales
                                              ---------------    --------------
Investment securities (excluding
  U.S. government securities)                  $ 29,983,167       $ 34,110,160
U.S. government securities                               -0-                -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swaps) are as follows:

Gross unrealized appreciation                                     $  7,667,466
Gross unrealized depreciation                                       (2,464,498)

Net unrealized appreciation                                       $  5,202,968

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specific amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore,


-------------------------------------------------------------------------------
16 o ACM Municipal Securities Income Fund


the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

NOTE D

Distributions To Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2003 and October 31, 2002 were as follows:

                                              2003                   2002
                                           ----------            -------------
Distributions paid from:
  Ordinary income                         $    87,103            $   103,452
  Tax-exempt income                         8,715,232              9,384,782

Total distributions paid                  $ 8,802,335            $ 9,488,234(a)

As of October 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed net tax exempt income                           $  1,045,613
Accumulated capital and other losses                            (23,830,825)(b)
Unrealized appreciation/(depreciation)                            4,930,830(c)

Total accumulated earnings/(deficit)                          $ (17,854,382)


(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $23,830,825 of which $6,475,518 expires in the year 2007, $10,294,946 expires in the year 2008, $1,971,343 expires in the year 2010, and $5,089,018 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the current fiscal year, $9,919,727 of the capital loss carryforward expired unutilized.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 17


NOTE E

Common Stock

There are 99,996,400 shares of $0.01 par value common stock authorized. There are 11,107,575 shares of common stock outstanding at April 30, 2004. During the six months ended April 30, 2004 and the year ended October 31, 2003, the Fund issued 32,955 and 73,818 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Auction Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends.

The dividend rate on Series A is 1.323%, effective through March 9, 2005. The dividend rate on Series B is 1.07%, effective through May 3, 2004. The dividend rate on Series C is 1.00%, effective through May 6, 2004.


At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be


-------------------------------------------------------------------------------
18 o ACM Municipal Securities Income Fund


unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, numerous lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, Alliance Capital confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 19


Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the above.


-------------------------------------------------------------------------------
20 o ACM Municipal Securities Income Fund


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                     Six Months
                                          Ended
                                      April 30,                       Year Ended October 31,
                                          2004         ----------------------------------------------------
                                    (unaudited)        2003        2002        2001        2000        1999
                                   ------------------------------------------------------------------------

Net asset value,
  beginning of period                   $ 11.05     $ 10.85     $ 12.10     $ 11.71     $ 11.64     $ 13.49

Income From Investment
  Operations
Net investment income                       .45         .97        1.08        1.15        1.12        1.11
Net realized and unrealized
  gain (loss) on investment
  transactions                             (.06)        .12       (1.32)        .45         .16       (1.82)
Dividends to preferred
  shareholders from
  net investment income
  (common stock equivalent
  basis)                                   (.04)       (.09)       (.14)       (.27)      (.34)        (.27)
Net increase (decrease) in net
  asset value from operations               .35        1.00        (.38)       1.33        .94         (.98)

Less: Dividends and
  Distributions to
  Common Shareholders
Dividends from net
  investment income                        (.44)       (.80)       (.87)       (.88)      (.78)        (.84)
Distributions in excess of
  net investment income                      -0-         -0-         -0-       (.06)      (.09)        (.03)
Total dividends and distributions
  to common shareholders                   (.44)       (.80)       (.87)       (.94)      (.87)        (.87)
Net asset value, end of period          $ 10.96     $ 11.05     $ 10.85     $ 12.10     $ 11.71     $ 11.64
Market value, end of period             $ 11.55     $ 11.62     $ 11.50     $ 12.70     $ 12.56     $ 11.69
Premium                                    5.38%       5.16%       5.99%       4.96%       7.26%        .43%

Total Return
Total investment return based on:(a)
  Market value                             3.21%       8.53%      (2.44)%      9.14%      16.16%     (11.14)%
  Net asset value                          2.99%       9.39%      (3.35)%     11.59%       8.74%      (7.76)%

Ratios/Supplemental Data
Net assets, applicable to common
  shareholders, end of period
  (000's omitted)                      $121,699    $122,322    $119,323    $132,201    $127,142    $125,850
Preferred stock, at redemption
  value ($25,000 per share
  liquidation preference)
  (000's omitted)                       $90,000     $90,000     $90,000     $90,000     $90,000     $90,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses(b)                              1.62%(c)    1.71%       1.65%       1.53%       1.61%       1.45%
  Net investment income, before
  preferred stock dividends(b)             7.94%(c)    8.78%       9.32%       9.60%       9.92%       8.54%
  Preferred stock dividends                 .70%(c)     .84%       1.19%       2.26%       3.03%       2.08%
  Net investment income, net of
  preferred stock dividends                7.24%(c)    7.94%       8.13%       7.34%       6.89%       6.46%
Portfolio turnover rate                      16%         32%         24%         82%        360%        292%
Asset coverage ratio                        235%        236%        233%        247%        241%        240%

See footnote summary on page 22.


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 21


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(b) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)  Annualized.


-------------------------------------------------------------------------------
22 o ACM Municipal Securities Income Fund


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

Supplemental Proxy Information

A Joint Annual Meeting of Shareholders of ACMMunicipal Securities Income Fund, Inc. was held on March 25, 2004. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                       Authority
                                                     Voted For         Withheld
1. To elect directors     Class One Nominees
                          (terms expire in 2007)

                          John H. Dobkin             9,377,795          148,562
                          Clifford L. Michel         9,381,097          145,260
                          Donald J. Robinson         9,374,145          152,212

                          Class Three Nominee
                          (terms expire in 2006)

                          Marc O. Mayer              9,384,445          141,912


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 23


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Robert B. Davidson, III, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock: Dividend Paying Agent,
Transfer Agent and Registrar

Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

Preferred Stock: Dividend Paying Agent,
Transfer Agent and Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036-6530

Custodian

The Bank of New York
One Wall Street
New York, NY 10286




Notice is hereby given in accordance with Section 23(c) of the Investment

CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
24 o ACM Municipal Securities Income Fund


ALLIANCEBERNSTEIN FAMILY OF FUNDS

AllianceBernstein Family of Funds

Wealth Strategies Funds
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*   Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 25


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSEtrading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


-------------------------------------------------------------------------------
26 o ACM Municipal Securities Income Fund


NOTES

-------------------------------------------------------------------------------
ACM Municipal Securities Income Fund o 27


NOTES

-------------------------------------------------------------------------------
28 o ACM Municipal Securities Income Fund


ACM MUNICIPAL SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

MSISR0404



ITEM 2.       CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT

     11 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     11 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Municipal Securities Income Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  June 30, 2004

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:  June 30, 2004